Exhibit 10.29

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Amendment 1 to Contract Manufacturing Agreement (Drug Product)

This Amendment 1 to Contract Manufacturing Agreement (Drug Product) (this “Amendment 1”) is as of the last signature date below (the “Execution Date”) by and between Asymchem Life Science (Tianjin) Co., Ltd. (凯莱英生命科学技术（天津）有限公司), a Chinese company, with its registered office at 71 Seventh Avenue, Tianjin Economic-Technological Development Area (“CMO”), and Nuvation Bio Inc., a company incorporated under the laws of Delaware with its registered address at 1500 Broadway, Suite 1401, New York, NY 10036, US (together with Nuvation Bio Inc.’s Affiliates, the “Client”) (each of the CMO and Client is referred to as a “Party” and collectively as the “Parties”).

Whereas, the Parties entered into that certain Contract Manufacturing Agreement (Drug Product) dated March 21, 2025 (the “Agreement”), pursuant to which the CMO will manufacture and supply to Client the AB-106 Product pursuant to the terms and conditions thereof;

Whereas, the Parties desire to amend certain terms of the Agreement in accordance with the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:

1.
Definitions. Capitalized terms not otherwise defined herein are defined in the Agreement and shall have the same meaning with those in the Agreement.
2.
Amendment to Schedule D. Schedule D to the Agreement is modified by adding Schedule D-2 (Payment Schedule for Stability Study Costs) attached hereto.
3.
Articles 17 (Governing Law and Dispute Resolution) of the Agreement shall, mutatis mutandis, apply to this Amendment 1.
4.
Effectiveness. This Amendment 1 will take effect as of the Execution Date by and between the Parties. As of the Execution Date, this Amendment 1 shall be made an integral part of the Agreement.
5.
Entire Agreement. This Amendment 1, together with the Agreement, constitutes the entire agreement of the Parties hereto with respect to the subject matter of the Agreement and supersedes all prior agreements, understanding, promises and representations, whether written or oral, with respect to the subject matter thereof.
6.
No Further Modification. Except as specifically amended by this Amendment 1, all other terms and conditions of the Agreement shall remain in full force and effect.
7.
Counterparts. This Amendment 1 may be executed in two (2) counterparts, each of which shall be deemed as original, but all of which together shall constitute one and the same instrument.

[Remainder of This Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have authorized their representatives to execute this Amendment 1.

Client

Nuvation Bio Inc.

Signature：______________________

Name:

Title:

Date:

IN WITNESS WHEREOF, the Parties have authorized their representatives to execute this Amendment 1.

CMO

凯莱英生命科学技术（天津）有限公司（盖章）

Asymchem Life Science (Tianjin) Co., Ltd. (seal)

Signature：______________________

Name:

Title:

Date:

Schedule D-2

Payment Schedule for Stability Study Costs

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